Discontinued operations	12 Months Ended
Dec. 31, 2017
Disclosure of Non-current Assets Held For Sale And Discontinued Operations [Abstract]
Discontinued operations
Discontinued operations

In December 2015, the Company decided to wind down operations of its former Specialty Healthcare Distribution Division and its subsidiary Complete Medical Homecare, Inc. (“CMH”) which distributed diabetes testing supplies and other healthcare products. CMH was legally terminated on December 16, 2016, and consequently the wind up of CMH was completed in December 2016.

Net loss from the discontinued operation includes:

	2017	2016	2015
Revenue	—	23	7,756
Expenses	—	522	10,667
Pre-tax loss from discontinued operations	—	(499)	(2,911)
Income tax expense (recovery)	—	1,102	(768)
Net loss from discontinued operations	—	(1,601)	(2,143)